EXHIBIT 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of April ___, 2021 and is made by and among FedNat Holding Company, a Florida corporation (the “Company”), and the purchaser or purchasers identified on the signature page hereto (individually or collectively, the “Purchaser”).

This Agreement is made pursuant to the Note Purchase Agreements, each dated April ___, 2021 (each, a “Purchase Agreement,” and collectively, the “Purchase Agreements”) by and between the Company and the Purchaser, which provides for the sale by the Company to the Purchaser of an aggregate principal amount of the Company’s Convertible Senior Unsecured Notes due 2026 (the “Notes”), to be issued on April ___, 2021 (the “Issue Date”). In order to induce the Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the Purchaser’s obligations thereunder, the Company has agreed to provide to the Purchaser and its respective direct and indirect transferees and assigns the registration rights set forth in this Agreement. The execution and delivery of this Agreement, and of other Registration Rights Agreements in form identical to this Agreement (the “Other Registration Rights Agreements”) with purchasers other than the Purchaser (the “Other Purchasers”), are conditions to the closing under the Purchase Agreements. The rights of each Purchaser hereunder shall be pari passu with each Other Purchaser under the Other Registration Rights Agreements.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Common Stock” means the common stock, $.01 par value per share, of the Company.

“Company” shall have the meaning set forth in the preamble to this Agreement and also includes the Company’s successors.

“Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company, including any agent thereof; provided, however, that any such depositary must at all times have an address in the Borough of Manhattan, The City of New York.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Holder” shall mean the Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities.

“Indenture” shall mean the indenture, dated as of April 19, 2021, by and between the Company and the Bank of New York Mellon, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of Registrable Securities outstanding; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage.

“Notes” shall have the meaning set forth in the preamble to this Agreement.

“Person” shall mean an individual, partnership, joint venture, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated or deemed to be incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Purchaser” shall have the meaning set forth in the preamble of this Agreement.

“Registrable Securities” shall mean the shares of Common Stock issuable upon conversion of the Notes and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to such shares of Common Stock, in each case, pursuant to the terms of the Indenture, provided that shares of Common Stock shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale of all or a part of such shares of Common Stock pursuant to an effective Registration Statement or Rule 144 under the 1933 Act (in which case, only such shares of Common Stock that are sold shall cease to be a Registrable Security); (B) such shares of Common Stock become eligible for resale without the time, volume or manner of sale restrictions under Rule 144 and without the current public information requirement set forth in Rule 144(c)(1); and (C) such shares of Common Stock have ceased to be outstanding.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state or other securities or blue sky laws and compliance with the rules of FINRA (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with qualification of any of the Registrable Securities under state or other securities or blue sky laws and any filing with and review by FINRA), (iii) all expenses of any Persons in preparing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates representing the Registrable Securities and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges or on any quotation system, (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, only to the extent required by such applicable securities laws, (vii) the fees and disbursements of counsel for the Company and the fees and expenses of independent public accountants for the Company or for any other Person, business or assets whose financial statements are included in any Registration Statement or Prospectus, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (viii) the fees and expenses of a “qualified independent underwriter” as defined by FINRA Rule 5121 (if required by FINRA rules) and the fees and disbursements of its counsel, (ix) the fees and expenses of the Trustee, any registrar, any depositary, any paying agent, any escrow agent or any custodian, in each case including fees and disbursements of their respective counsel, and (x) in the case of an underwritten offering, any fees and disbursements of the underwriters customarily paid by issuers or sellers of securities and the fees and expenses of any special experts retained by the Company in connection with any Registration Statement but excluding (except as otherwise provided herein) fees of counsel to the underwriters or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company relating to the offer and sale by a Holder of Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, any Shelf Registration Statement), and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission or any successor thereto.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(a) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2(a) of this Agreement which covers all of the Registrable Securities, as the case may be, on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such Shelf Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

“Specified Date” shall mean the Issue Date.

“TIA” shall mean the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“Trustee” shall mean the trustee with respect to the Notes under the Indenture.

“Underwriters” shall have the meaning set forth in Section 5(a).

For purposes of this Agreement, (i) all references in this Agreement to any Registration Statement, preliminary prospectus or Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the SEC pursuant to its Electronic Data Gathering, Analysis and Retrieval system; (ii) all references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in any Registration Statement, preliminary prospectus or Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Registration Statement, preliminary prospectus or Prospectus, as the case may be; (iii) all references in this Agreement to amendments or supplements to any Registration Statement, preliminary prospectus or Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated or deemed to be incorporated by reference in such Registration Statement, preliminary prospectus or Prospectus, as the case may be; (iv) all references in this Agreement to Rule 144, Rule 144A, Rule 405 or Rule 415 under the 1933 Act, and all references to any sections or subsections thereof or terms defined therein, shall in each case include any successor provisions thereto; and (v) all references in this Agreement to days (but not to business days) shall mean calendar days.

2. Registration Under the 1933 Act.

(a) Shelf Registration.

(i) The Company shall, at its cost:

(A) as promptly as practicable, but no later than the 90th day after the Specified Date file with the SEC a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders of such Registrable Securities and set forth in such Shelf Registration Statement;

(B) use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC as promptly as practicable, but in no event later than 20 business days after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed,” or will not be subject to further review;;

(C) use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years after the Specified Date (subject to extension pursuant to the last paragraph of Section 3) or, if earlier, when all of the Registrable Securities covered by such Shelf Registration Statement (i) have been sold pursuant to the Shelf Registration Statement in accordance with the intended method of distribution thereunder, or (ii) cease to be Registrable Securities; and

(D) notwithstanding any other provisions hereof, use its reasonable best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplements thereto comply in all material respects with the 1933 Act, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement and any amendment or supplement to such Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, clauses (ii) and (iii) shall not apply to any statement in or omission from a Shelf Registration Statement or a Prospectus made in reliance upon and conformity with information relating to any Holder or underwriter of Registrable Securities furnished to the Company in writing by such Holder or underwriter, respectively, expressly for use in such Shelf Registration Statement or Prospectus.

The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by Section 3(b) below, to use its reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as practicable thereafter and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(b) Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and, in the case of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one counsel (in addition to any local counsel) designated in writing by the Majority Holders to act as counsel for the Holders of the Registrable Securities in connection therewith. Each Holder shall pay all fees and disbursements of its counsel other than as set forth in the preceding sentence or in the definition of Registration Expenses and all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to a Shelf Registration Statement.

(c) Effective Registration Statement.

(i) The Company shall be deemed not to have used its reasonable best efforts to cause the Shelf Registration Statement to become, or to remain, effective during the requisite periods set forth herein if the Company voluntarily takes any action that could reasonably be expected to result in any such Registration Statement not being declared effective or remaining effective or in the Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period unless (A) such action is required by applicable law or (B) such action is taken by the Company in good faith and for valid business reasons (but not including avoidance of the Company’s obligations hereunder), including the acquisition or divestiture of assets or a material corporate transaction or event so long as the Company promptly complies with the notification requirements of Section 3(k) hereof, if applicable.

(ii) A Shelf Registration Statement pursuant to Section 2(a) hereof shall not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement shall be deemed not to have been effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

(iii) During any 365-day period, the Company may, by notice as described in Section 3(e), suspend the availability of a Shelf Registration Statement and the use of the related Prospectus for up to two periods of up to 75 consecutive days each (except for the consecutive 75-day period immediately prior to final maturity of the Notes), but no more than an aggregate of 150 days during any 365-day period, upon the happening of any event or the discovery of any fact referred to in Section 3(e)(vi), but subject to compliance by the Company with its obligations under the last paragraph of Section 3.

(d) Specific Enforcement. Without limiting the remedies available to the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Section 2(a).

3. Registration Procedures. In connection with the obligations of the Company with respect to the Registration Statement pursuant to Section 2(a) hereof, the Company shall:

(a) prepare and file with the SEC a Registration Statement within the time periods specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration Statement, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424(b) under the 1933 Act; and comply with the provisions of the 1933 Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

(c) (i) notify each Holder of Registrable Securities, at least ten business days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method elected by the Majority Holders; (ii) furnish to each Holder of Registrable Securities, to counsel for the Holders and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder, counsel or underwriter may reasonably request, including financial statements and schedules and, if such Holder, counsel or underwriter so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) subject to the penultimate paragraph of this Section 3, the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, or any amendment or supplement thereto by each of the Holders and underwriters of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by any Prospectus or any amendment or supplement thereto;

(d) use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request, to cooperate with the Holders and the underwriters of any Registrable Securities in connection with any filings required to be made with FINRA, to keep each such registration or qualification effective during the period such Registration Statement is required to be effective and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject;

(e) notify each Holder of Registrable Securities and counsel for such Holders promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments or supplements to a Registration Statement or Prospectus or for additional information after a Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which is contemplated in Section 2(d)(i) or which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which constitutes an omission to state a material fact in such Shelf Registration Statement or Prospectus and (vii) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

(f) furnish counsel for the Holders of Registrable Securities and counsel for any underwriters of Registrable Securities copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement or Prospectus or for additional information;

(g) use its reasonable best effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide immediate notice to each Holder of the withdrawal of any such order;

(h) upon request furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendments thereto (without documents incorporated or deemed to be incorporated therein by reference or exhibits thereto, unless requested);

(i) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and cause such Registrable Securities to be in a form eligible for deposit with the Depositary and registered in such names as the selling Holders or the underwriters, if any, may reasonably request in writing at least two business days prior to the closing of any sale of Registrable Securities;

(j) upon the occurrence of any event or the discovery of any facts as contemplated by Section 3(e)(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request;

(k) in the case of a Shelf Registration, the holders of a majority in principal amount of the Registrable Securities registered pursuant to such Shelf Registration Statement shall have the right to direct the Company to effect not more than one underwritten registration and, in connection with such underwritten registration, the Company shall enter into agreements (including underwriting agreements or similar agreements) and take all other customary and appropriate actions (including those reasonably requested by the holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, in a manner that is reasonable and customary:

(i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by such Holders and underwriters;

(ii) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, and the Holders of a majority in principal amount of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(iii) obtain “cold comfort” letters and updates thereof with respect to such Shelf Registration Statement and the Prospectus included therein, all amendments and supplements thereto and all documents incorporated or deemed to be incorporated by reference therein from the Company’s independent certified public accountants and from the independent certified public accountants for any other Person or any business or assets whose financial statements are included or incorporated by reference in the Shelf Registration Statement, each addressed to the underwriters, and use reasonable best efforts to have such letters addressed to the selling Holders of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters to underwriters in connection with similar underwritten offerings and such letters to be delivered at the time of the pricing of such underwritten registration with an update to such letter to be delivered at the time of closing of such underwritten registration;

(iv) if an underwriting agreement or other similar agreement is entered into, cause the same to set forth indemnification and contributions provisions and procedures substantially equivalent to the indemnification and contributions provisions and procedures set forth in Section 5 hereof with respect to the underwriters and all other parties to be indemnified pursuant to Section 5 hereof or such other indemnification and contributions as shall be satisfactory to the Company, the applicable underwriters and the Holders of the majority in principal amount of the Registrable Securities being sold; and

(v) deliver such other documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings.

The documents referred to in Sections 3(n)(ii) and 3(n)(v) shall be delivered at the closing under any underwriting or similar agreement as and to the extent required thereunder. In the case of any such underwritten offering, the Company shall provide written notice to the Holders of all Registrable Securities of such underwritten offering at least 30 days prior to the filing of a prospectus supplement for such underwritten offering. Such notice shall (x) offer each such Holder the right to participate in such underwritten offering, (y) specify a date, which shall be no earlier than 15 days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such underwritten offering and (z) include the instructions such Holder must follow in order to participate in such underwritten offering;

(l) in the case of a Shelf Registration, upon request make available for inspection by representatives of the Holders of the Registrable Securities and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and any counsel or accountant retained by such Holders or underwriters, all financial statements and other records, documents and properties of the Company reasonably requested by any such Persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such Persons in connection with a Shelf Registration Statement;

(m) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Registrable Securities, to the underwriter or underwriters, of an underwritten offering of Registrable Securities, and to counsel for any such Holders, or underwriters, and make such changes in any such document prior to the filing thereof as the Holders of Registrable Securities, any such underwriter or underwriters or any of their respective counsel may reasonably request; and cause the representatives of the Company to be available for discussion of such documents as shall be reasonably requested by the Holders of Registrable Securities, or any underwriter, and shall not at any time make any filing of any such document of which such Holders, their counsel or any underwriter shall not have previously been advised and furnished a copy or to which such Holders, their counsel or any underwriter shall reasonably object within a reasonable time period;

(n) in the case of a Shelf Registration, use its reasonable best efforts to cause all Registrable Securities to be listed for trading on any securities exchange on which the Common Stock is then listed;

(o) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and, with respect to each Registration Statement and each post-effective amendment, if any, thereto and each filing by the Company of an Annual Report on Form 10-K, make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

(p) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel.

In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder’s participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing and require such Holder to agree in writing to be bound by all provisions of this Agreement applicable to such Holder.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts of the kind described in Section 3(e)(ii), 3(e)(iii) or 3(e)(v) through 3(e)(vii) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until receipt by such Holder of (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof or (ii) written notice from the Company that the Shelf Registration Statement is once again effective or that no supplement or amendment is required. If so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in its possession, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to the immediately preceding paragraph, the Company shall be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during such period of suspension; provided that (i) such period of suspension shall not exceed the time periods provided in Section 2(d)(iii) hereof and (ii) the Company shall use its reasonable best efforts to file and have declared effective (if an amendment) as soon as practicable thereafter an amendment or supplement to the Shelf Registration Statement or the Prospectus included therein and shall extend the period during which the Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the earlier of the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions and the effective date of written notice from the Company to the Holders that the Shelf Registration Statement is once again effective or that no supplement or amendment is required.

4. Underwritten Registrations. If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment bank or investment banks and manager or managers that will manage the offering will be selected by the Majority Holders of such Registrable Securities included in such offering and shall be reasonably acceptable to the Company.

No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

5. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Holder, each underwriter who participates in an offering of Registrable Securities (each, an “Underwriter”) and each Person, if any, who controls any Holder or Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission described in subparagraph (i) above; provided that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including, subject to Section 5(c) below, the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission described in subparagraph (i) above, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Holder or Underwriter with respect to such Holder or Underwriter, as the case may be, expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

(b) Each Holder, severally but not jointly, agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signed the Registration Statement, each Underwriter and each other selling Holder and each Person, if any, who controls the Company, any Underwriter, or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

(c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the respective indemnified parties shall be selected as follows: (i) counsel to the Company, its directors, each of its officers who signed the Registration Statement and all Persons, if any, who control the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Company; (ii) counsel to the Holders and all Persons, if any, who control any Holders within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Holders who held or hold, as the case may be, a majority in aggregate principal amount of the Registrable Securities held by all such Holders; and (iii) counsel to the Underwriters of any particular offering of Registrable Securities and all Persons, if any, who control any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by such Underwriters. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for (A) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for the Company and all other Persons referred to in clause (i) of this paragraph, (B) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all Holders and all other Persons referred to in clause (ii) of this paragraph, (C) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all Underwriters of any particular offering of Registrable Securities and all other Persons referred to in clause (iii) of this paragraph, and (D) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all other Persons referred to in clause (iv) of this paragraph, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party shall not be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if such indemnifying party (x) reimburses such indemnified party in accordance with such request to the extent that the indemnifying party in its judgment considers such request to be reasonable and (y) provides written notice to the indemnified party stating the reason it deems the unpaid balance unreasonable, in each case no later than 45 days after receipt by such indemnifying party of the aforesaid request from the indemnified party.

(e) If the indemnification provided for in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or such indemnified party or parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) The Company and the Holders agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(e) above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 5, no Holder or Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which Registrable Securities sold by it were offered exceeds the amount of any damages that such Holder or Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 5, each Person, if any, who controls a Holder or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Holder or Underwriter, as the case may be, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

The respective obligations of the Holders and Underwriters to contribute pursuant to this Section 5 are several in proportion to the Registrable Securities received by them and not joint.

The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or Underwriter or any Person controlling any Holder or Underwriter, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, and (iii) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6. Miscellaneous.

(a) Rule 144. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will file all reports required to be filed by it under Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder or beneficial owner of Registrable Securities (i) make publicly available such information (including, without limitation, the information specified in Rule 144(c)(2) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, and (ii) take such further action that is reasonable in the circumstances, in each case to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (x) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (y) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder or beneficial owner of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

(b) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not and will not in any way conflict with and are not and will not be inconsistent with the rights granted to the holders of any of the Company’s other issued and outstanding securities under any other agreements entered into by the Company or any of its subsidiaries.

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure.

(d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, electronic mail, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address set forth on the records of the Trustee under the Indenture, (ii) if to the Company, initially at the address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(d) and (iii) if to any Underwriter, at the most current address given by such Underwriter to the Company by means of a notice given in accordance with the provisions of this Section 6(d), which address initially shall be the address set forth in the applicable underwriting agreement.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent via electronic mail; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement . If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS.

(i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Company has caused this Registration Rights Agreement to be executed by its duly authorized representative as of the date first above written.

COMPANY:

FEDNAT HOLDING COMPANY

By:
Name: Ronald A. Jordan
Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Purchaser has caused this Registration Rights Agreement to be executed by its duly authorized representative as of the date first above written.

PURCHASER:

[Purchaser ]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]